SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: May 16, 2003

THE KUSHNER-LOCKE COMPANY

(Exact name of registrant as specified in its charter)

California	0-17295	95-4079057

(State or other jurisdiction of	(Commission	(IRS Employer Identification No.)
incorporation or organization)	File Number)

8671 Wilshire Blvd., Suite 714
Beverly Hills, California	90211
(Address of Principal Executive Offices)	(Zip Code)

(310) 358-5508

(Registrant’s telephone number, including area code)

Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits
SIGNATURE
EXHIBIT 99.1
EXHIBIT 99.2

Item 7.	Financial Statements, Pro Forma Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

Not Applicable.

(b)	Pro Forma Financial Information.

Not Applicable.

(c)	Exhibits.

Exhibit 99.1. Monthly Operating Report of The Kushner-Locke Company (the “Registrant”) for the calendar month from March 1, 2003 to March 31, 2003.

Exhibit 99.2. Monthly Interim Statement of the Registrant for the calendar month from March 1, 2003 to March 31, 2003.

SIGNATURE

                             Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 16, 2003	THE KUSHNER-LOCKE COMPANY

	By:	/s/ Alice P. Neuhauser

Alice P. Neuhauser
Responsible Officer